UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38999	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Soquel Way Sunnyvale, California 94085
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 226-0120

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market
Warrant to Purchase Common Stock	BCDAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 12, 2023, on September 6, 2023, BioCardia, Inc. (the “Company”) received a written notice (the “MVLS Notice”) from the Nasdaq Listing Qualifications staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, for the last 30 consecutive business days, the Market Value of Listed Securities, as defined by Nasdaq, had been below the $35 million minimum requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The MVLS Notice provided that, in accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company would have an initial period of 180 calendar days, or until March 4, 2024 (the “MVLS Compliance Date”), to regain compliance with the MVLS Requirement.

On March 6, 2024, the Company received a determination letter from the Staff advising the Company that it had failed to regain compliance with the MVLS Requirement by the MVLS Compliance Date and that unless the Company requested an appeal of this determination before a Nasdaq Hearings Panel (the “Panel”) by March 13, 2024, trading of the Company’s currently listed securities would be suspended at the opening of business on March 15, 2024, and a Form 25-NSE would be filed with the SEC to remove the Company’s securities from listing and registration on the Nasdaq (the “MVLS Determination Letter”). The Company submitted the Panel hearing request with respect to the MVLS Determination Letter on March 12, 2024.

Additionally, as previously disclosed on a Current Report on Form 8-K filed with the SEC on September 15, 2023, on September 13, 2023, the Company received a separate written notice (the “Minimum Bid-Price Notice”) from Nasdaq, indicating that the Company was no longer in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The Minimum Bid-Price Notice provided that, in accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company would have an initial period of 180 calendar days, or until March 11, 2024 (the “Minimum Bid Price Compliance Date”), to regain compliance with the Minimum Bid Price Requirement. On March 12, 2024, the Company received a determination letter from the Staff advising the Company that it had failed to regain compliance with the Minimum Bid Price Requirement by the Minimum Bid Price Compliance Date (the “Minimum Bid Price Determination Letter”). The Minimum Bid Price Determination Letter indicates that the Panel will also consider this matter in their decision regarding the Company’s continued listing on the Nasdaq Capital Market.

The hearing request submitted by the Company described above will stay any delisting or suspension of the Company’s securities and the filing of a Form 25-NSE pending the Panel’s decision with respect to both the MVLS Determination Letter and the Minimum Bid Price Determination Letter. While the Company will present a plan to regain compliance with respect to both the MVLS Requirement and the Minimum Bid Price Requirement before the Panel, there can be no assurance that such Panel will grant the Company’s request for continued listing or, even if it does, that the Company will otherwise be able to regain compliance with the applicable Nasdaq listing requirements.

If the Company’s securities are delisted from the Nasdaq Capital Market, it could be more difficult to buy or sell the Company’s securities or to obtain accurate quotations, and the price of the Company’s securities could suffer a material decline. Delisting could also impair the Company’s ability to raise capital and/or trigger defaults and penalties under outstanding agreements or securities of the Company.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and the Company’s expectations, strategy, plans or intentions regarding it. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the Company’s intention to present a plan to regain compliance with the MVLS Requirement and the Minimum Bid Price Requirement.

All forward-looking statements included in this Current Report on Form 8-K are made as of the date of this report, based on information currently available to the Company, deal with future events, and are subject to various risks and uncertainties, including the risk that the Company may continue not to meet the MLVS Requirement or the Minimum Bid Price Requirement in the future, the risk that the Company may not otherwise meet the requirements for continued listing under the Nasdaq Listing Rules, the risk that Nasdaq may not grant the Company relief from delisting, and the risk that the Company may not ultimately meet applicable Nasdaq requirements even if such relief is granted, among other risks and uncertainties, and actual results could differ materially from those anticipated in those forward-looking statements. The risks and uncertainties that may cause actual results to differ materially from the Company’s current expectations are more fully described in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2023, as amended, any subsequently filed Quarterly Reports on Form 10-Q, and its other reports, each as filed with the SEC. Except as required by law, the Company assumes no obligation to update any such forward-looking statement after the date of this report or to conform these forward-looking statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

/s/ Peter Altman, Ph.D.
Peter Altman, Ph.D.
President and Chief Executive Officer

Date: March 12, 2024